UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   January 6, 2006


                             OrganiTECH U.S.A. INC.
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             (Exact name of registrant as specified in its charter)

          Delaware                  000-22151                93-0969365
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(State or other jurisdiction       (Commission              (IRS Employer
      of incorporation)            File Number)            Identification No.)



          Yoqneam Industrial Area, P.O. Box 700, Yoqneam 20692, Israel
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        (Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code  972-4-959-0515

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01  OTHER EVENTS


ORGANITECH REPORTS THE APPOINTMENT OF NEW CEO

Mrs. Heli (Rachel) Ben-Nun joined OrganiTECH on January 2, 2006 replacing former CEO, Lior Hessel. Mrs. Ben-Nun brings to OrganiTECH over 20 years of experience in the high-tech industry, mainly in telecommunication solutions.

Mrs. Ben-Nun Is a Co-founder of Arel Communication and Software Ltd. and Arelnet Ltd.

Mrs. Ben-Nun served as the CEO of Arel Communication and Software since 1988 till 1998, and as a Vice Chairman till 2001. Mrs. Ben-Nun, together with her partner, took Arel Communication and software public on NASDAQ in 1994 (NASDAQ:ARLC).

Mrs. Ben-nun served as the CEO of Arelnet since 1998 till 2001. She took Arelnet public on the TASE in 2000.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          OrganiTECH U.S.A., INC.
                                          (Registrant)

Date January 6, 2006

                                          By /s/ Lior Hessel
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                                          Lior Hessel
                                          Chairman of the Board of Directors